Supplement dated September 21, 2017

To the current Prospectuses, as amended, for

New York Life Insurance and Annuity Corporation

New York Life Variable Universal Life Insurance Policies

Investing in

NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I

This supplement amends the prospectuses, dated May 1, 2017, as amended (the “Prospectuses”), for the variable universal life insurance policies (other than NYLIAC Corporate Sponsored Variable Universal Life) offered through the separate account referenced above. You should read this information carefully and retain this supplement for future reference together with the Prospectuses. This supplement is not valid unless it is read in conjunction with the applicable Prospectus for your policy. All capitalized terms used but not defined herein have the same meaning as those included in the Prospectuses.

The purpose of this supplement is to note a change to the name of an Eligible Portfolio listed in the Prospectuses. Keeping this purpose in mind, please note the following change:

Effective as of August 30, 2017, all references in the Prospectuses to the Alger SMid Cap Growth Portfolio—Class I-2 were deleted and replaced with Alger SMid Cap Focus Portfolio—Class I-2.

New York Life Insurance and Annuity Corporation

(A Delaware Corporation)

51 Madison Avenue

New York, New York 10010